UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 19, 2014

Portfolio Recovery Associates, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50058	75-3078675
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

120 Corporate Boulevard, Norfolk, Virginia		23502
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	888-772-7326

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Effective as of February 19, 2014, Portfolio Recovery Associates, Inc. (the "Company") entered into a Second Amendment (the "Second Amendment") to that certain Credit Agreement dated December 19, 2012, by and among the Company, the guarantors party thereto, the lenders party thereto, and Bank of America, N.A., as the administrative agent (the "Credit Agreement"). The Second Amendment amends certain provisions of the Credit Agreement to permit and facilitate the consummation of the Company’s proposed acquisition of the entire issued share capital of Aktiv Kapital AS, a company headquartered in Oslo, Norway (the "Proposed Acquisition"), which amendments are subject to the satisfaction of certain conditions, including without limitation the consummation of the Proposed Acquisition. The Second Amendment also amends certain provisions of the Credit Agreement to add an additional basket for permitted indebtedness for the issuance of senior, unsecured convertible notes or other unsecured financings in an aggregate amount not to exceed $300 million.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of such document, which is filed herewith, as Exhibit 10.1 and is incorporated herein by reference

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures of the material terms and conditions of the Second Amendment contained in Item 1.01 above are hereby incorporated into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
Exhibit 10.1 Second Amendment, entered into as of February 19, 2014, to Credit Agreement dated as of December 19, 2012 by and among the Company, the domestic wholly-owned subsidiaries of the Company as guarantors (Portfolio Recovery Associates, LLC, PRA Holding I, LLC, PRA Location Services, LLC, PRA Government Services, LLC, PRA Receivables Management, LLC, PRA Holding II, LLC, PRA Holding III, LLC, MuniServices, LLC, PRA Professional Services, LLC, and PRA Financial Services, LLC), Bank of America, N.A. as administrative agent, swing line lender, and l/c issuer, Wells Fargo Bank, N.A. and SunTrust Bank as co-syndication agents, KeyBank, National Association, as documentation agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, and SunTrust Robinson Humphrey, Inc. as joint lead arrangers and joint book managers, and the lenders named therein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Portfolio Recovery Associates, Inc.

March 20, 2014	By:	/s/ Kevin P. Stevenson

Name: Kevin P. Stevenson
Title: EVP/CFO

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Exhibit Index

Exhibit No.	Description

10.1	Second Amendment to Credit Agreement